Exhibit 99.2

JANUARY 202 5

1 © 20 25 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. Agree Realty Overview (NYSE: ADC) OUR COMPANY NET LEASE REIT FOCUSED ON THE ACQUISITION & DEVELOPMENT OF HIGH - QUALITY RETAIL PROPERTIES Founded in 1971 by Executive Chairman, Richard Agree Public on the NYSE since 1994 $ 10.6 billion retail net lease REIT headquartered in Royal Oak, Michigan 2,370 retail properties totaling approximately 48.8 million square feet in 50 states Investment grade issuer ratings of Baa1 from Moody’s and BBB+ from S&P RE THINK RETAIL Capitalize on distinct market positioning in the retail net lease space Focus on industry - leading retailers through our three unique external growth platforms Leverage our real estate acumen and relationships to identify superior risk - adjusted opportunities Maintain a conservative and flexible capital structure that enables our growth trajectory Provide consistent, high - quality earnings growth and a well - covered, growing dividend As of December 3 1 , 2024, unless otherwise noted.

2 © 20 25 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. consistency noun steadfast adherence to the same principles, course, or form [ kuh   n - sis - tuh   n - see ]

3 © 20 25 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. As of December 31 , 2024 , unless otherwise noted . (1) Reflects full - year 2025 investment guidance provided by the Company on January 6 , 2025 . (2) Reflects capital deployed into acquisition, development and Developer Funding Platform (“DFP”) projects completed or under construction during the twelve months ended December 31 , 2024 . (3) Refer to footnote 1 on slide 16 for the Company’s definition of Investment Grade . (4) Proforma for the settlement of the Company’s outstanding forward equity as of December 31 , 2024 . Note : this presentation includes non - GAAP financial measures, and a reconciliation of these non - GAAP financial measures to the most directly comparable GAAP measures is included in the Appendix herewith . Recent Highlights Introduced 2025 investment guidance of $1.1 billion to $1.3 billion (1) Acquired $341 million of high - quality retail net lease assets in Q4 2024 at a weighted - average cap rate of 7.3% Approximately 73.3% of base rents acquired in Q4 2024 derived from investment grade retailers (3) Fortress balance sheet with total liquidity of over $2.0 billion (4) Announced 2024 investment activity of $951 million deployed into high - quality retail net lease assets (2) Declared monthly cash dividend of $ 0.253 per common share for December , representing a 2.4 % year - over - year increase Ground lease portfolio represents 10.9% of annualized base rents as of December 31 st Sold approximately 5.8 million shares of forward equity during Q4 2024 for anticipated net proceeds of over $423 million Over $900 million of outstanding forward equity as of December 31 st Received an upgraded BBB+ issuer rating from S&P Global Ratings with a stable outlook

4 © 20 25 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. $0.9 B $1.1 B ~$10.0M Total Liquidity Forward Equity Outstanding Revolver Capacity Cash “ With a strong pipeline and a fortress balance sheet, we are well positioned to execute irrespective of macro - economic conditions. ” - JOEY AGREE, JANUARY 2024 PRESS RELEASE x A Pre - equitized with >$900 million of forward equity outstanding x A Total liquidity of over $2.0 billion x A $200 million of forward starting swaps at ~3.7% x A No material debt maturities until 2028 As of December 31, 2024. Positioned for 2025

5 © 20 25 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. ADC’s Retail Thought Leadership x Launched acquisition platform in 2010 with a focus on e - commerce resistance x Launched RE THINK RETAIL campaign to challenge misperceptions about the future of brick & mortar x Published proprietary ADC White Papers highlighting omnichannel retail trends x Avoided or actively disposed of troubled retail sectors including theaters, health & fitness and entertainment retail pre - pandemic x Early identification of promising retailers:

6 © 20 25 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. Omni - Channel Vision IDENTIFIED CRITICAL ROLE OF NET LEASE IN DRIVING OMNI - CHANNEL STRATEGY “The strongest and most resilient retailers in today’s omni - channel world have embraced a comprehensive approach that blurs the historical lines between e - commerce distribution and brick & mortar operations.” - Agree Knowledge Base: Omni - Channel 101 “E very retailer in the country is going to [have to ] have billions of dollars, national retailers, to experiment, to test and eventually effectuate a true omni - channel experience because you can't be an e - commerce - based retailer or just a brick - and - mortar - based retailer today, it doesn't work.” - Joey Agree “So, I think as retailers look forward in 2016 and beyond and they're looking in the omni - channel world, how is their e - commerce presence, online ordering, physical pick up , more and more retailers are going to realize the benefit of net leased retail.” - Joey Agree, Q1 2016 Earnings Call “ COVID reaffirmed our belief that, one, we're heading toward a world where all retailers are omni - channel. Brick - and - mortar is an integral part of that omnichannel overall experience. ” - Joey Agree, 2022 Citi Conference

7 © 20 25 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. October 2020 Rated BBB by S&P Rated Baa1 by Moody’s Q 2 2016 “While neither Tractor Supply Company nor Hobby Lobby maintains a public credit rating, both possess investment - grade quality financials with very strong balance sheets .” Q1 2017 “…it's a great company, it's got a fantastic balance sheet. …and we have a great relationship and respect for them.” Q3 2018 “ We have a fantastic relationship with their real estate team. The business is really thriving. They have no national competition. They also have the highest - rated e - commerce website of any retailer.” Investment Foresight A DEEPER DIVE ON ADC’S THOUGHT LEADERSHIP & TRACK RECORD OF EXECUTION As of September 30, 2024. Exposure measured as a percentage of ABR. The quotes above reflect statements made by ADC management on the Company’s quarterly earnings calls. The chart reflects Trac tor Supply’s market capitalization from 12/31/2012 to 9/30/2024. ADC has acquired over 100 locations since 2013 and today TSCO is our 2 nd largest tenant. Q3 2013 Acquired first Tractor Supply

8 © 20 25 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. Investment Foresight A DEEPER DIVE ON ADC’S THOUGHT LEADERSHIP & TRACK RECORD OF EXECUTION Q3 2017 Acquired first Gerber Collision Q4 2018 “…We think they're the premier auto collision operator in the United States… We'll continue to work with them on all types of opportunities through all 3 external growth platforms …” Q1 2022 “…identifying early on a retailer that we thought was in a tremendous position to access a fragmented space and had the balance sheet capabilities to do so .” ADC built preferred development relationship with Gerber Collision, developing over 20 locations to help spearhead organic growth. They are now our 12 th largest tenant with over 90 locations. As of September 30, 2024. Exposure measured as a percentage of ABR. The quotes above reflect statements made by ADC management on the Company’s quarterly earnings calls. The chart reflects The Boy d Group’s market capitalization from 12/31/2013 to 9/30/2024. Q1 2018 “Now you see Gerber Collision in the collision space. Again, a company that's owned by Boyd Group of Canada, conservative, disciplined leaders in the collision space .” 2014 Identified and met with The Boyd Group for the first time

9 © 20 25 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. Investment Foresight A DEEPER DIVE ON ADC’S THOUGHT LEADERSHIP & TRACK RECORD OF EXECUTION Leveraged all three external growth platforms to make Sunbelt Rentals our 15 th largest tenant today with over 50 locations. As of September 30, 2024. Exposure measured as a percentage of ABR. The quotes above reflect statements made by ADC management on the Company’s quarterly earnings calls. The chart reflects Asht ead Group’s market capitalization from 12/31/2014 to 9/30/2024. Q4 2015 Acquired first Sunbelt Rentals Q4 2019 “… the only investment - grade operator in the country . If you look at the equipment ownership versus rental in this country…. it is very, very low relative to Western Europe. And so, there's a big opportunity in this country for equipment rental rather than ownership.” April 2019 Rated BBB - by S&P August 2018 Rated Baa3 by Moody’s Q1 2022 “Our decision to invest in Sunbelt Rentals was recently reinforced by their upgraded BBB rating by Fitch.”

10 © 20 25 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. Investment Foresight A DEEPER DIVE ON ADC’S THOUGHT LEADERSHIP & TRACK RECORD OF EXECUTION Since 2012, ADC has acquired or developed over 50 TJX locations, and TJX is now our 5 th largest tenant. As of September 30, 2024. Exposure measured as a percentage of ABR. The quotes above reflect statements made by ADC management on the Company’s quarterly earnings calls. The chart reflects The TJX Companies’ market capitalization from 12/30/2011 to 9/30/2024. Q3 2012 Developed first TJ Maxx Q4 2023 “the off - price retailers, it's all the TJX concepts… These operators have the desire to continue to expand across all of their different flags .” August 2015 Upgraded to A2 by Moody’s Q2 2017 “At the same time, in terms of women's apparel, you look at T.J. Maxx…the off - price retailers have thrived. ” Q4 2017 “the TJX Companies …is now our #5 tenant. We have a strong bias towards off - price retail and the experience and value proposition that it provides for consumers . We enjoy a strong working relationship with TJX.. . ” January 2015 Jerry Rossi, former Group President of The TJX Companies, joined Agree Realty’s Board of Directors

11 © 20 25 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. Investment Foresight A DEEPER DIVE ON ADC’S THOUGHT LEADERSHIP & TRACK RECORD OF EXECUTION 2024 2023 2022 2021 2020 2019 2018 2017 2016 2015 2014 2013 2012 1% 1% 1% 1% 2% 3% 5% 8% 12% 17% 22% 27% 30% Q2 2017 “our Walgreens concentration was down to 8.8% at quarter end, below our goal of sub - 10% by year - end..” Q1 2021 “With this transaction, CVS has surpassed Walgreens as our largest pharmacy tenant… we continue to favor CVS as the sector leader, given their innovation and adaptation to consumer preferences and overall market dynamics in the pharmacy space.” Q1 2019 “ I think the pharmacy space, in general, really has some work to do on the front end predominantly of those stores. And we'd like to see some ingenuity and creativity driving traffic into those stores and driving margin as well as top line revenue to the front end of those stores.” ADC reduced Walgreens exposure from 30% in 2012 to approximately 1% and reduced overall Pharmacy exposure to 4%. Exposure is as of year - end 2012 through September 30, 2024, and is measured as a percentage of ABR. The quotes above reflect statements made by ADC management on the Company’s quarterly earnings calls. 2023 Downgraded to Baa3 by Moody’s in January. Downgraded to BBB - by S&P in October. Downgraded to Ba2 by Moody’s in December. 2024 Downgraded to Ba3 by Moody’s in July. Downgraded to BB by S&P in July.

12 © 20 25 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. Capital Markets Leader INNOVATIVE BALANCE SHEET MANAGEMENT “ We view the forward equity offering as a prudent way to further fortify our balance sheet and lock in an accretive cost of capital while mitigating external risks and market volatility. ” - JOEY AGREE, Q3 2018 EARNINGS CALL x A ADC was the first net lease REIT to issue forward equity in March 2018 x A Since 2018, $33B of forward equity has been raised in the net lease space x A Lowest cost preferred equity issuance in net lease REIT history at 4.25% x A Closed market - leading 5.5 - year term loan at a fixed rate of 4.52% inclusive of prior hedging activity in July 2023 Forward equity has accounted for ~87% of all net lease issuance since 2022 As of December 31, 2024.

13 © 20 25 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. Disciplined Capital Allocator CONSERVATIVE WACC CALCULATION DRIVES CONSISTENT & SUPERIOR EARNINGS GROWTH ADC WACC CALCULATION COST FORM OF CAPITAL WEIGHTING 6.0% Equity (1) 75% 5.2% Long - Term Debt (2) 25% 5.8% WACC PEER WACC CALCULATION COST FORM OF CAPITAL WEIGHTING 6.0% Equity (1) 60% 4.9% Five - Year Term Loan 25% 0.0% Free Cash Flow After Dividend 15% 4.9% WACC 150+ bps – Pedal to the Metal! 100 - 150 bps – Investments Generate Healthy Accretion 75 - 100 bps – Investments Generate Sufficient Accretion <75 bps – Investments Not Sufficiently Accretive As of December 31 , 2024 . (1) The cost of equity is calculated using the net forward price of the Company’s outstanding forward equity as of December 31 , 2024 , compared to consensus forward 12 - month AFFO per share . (2) Long - term debt reflects anticipated rate for 10 - year unsecured bond offering based in part on market estimates . Any differences are the result of rounding . x Cost of equity is based on forward 12 - month consensus AFFO per share x Cost of debt reflects anticipated rate for 10 - year unsecured bond offering WACC CALCULATION COMPARISON NET LEASE INVESTMENT SPREADS x Using short - term debt and adding unburdened free cash flow artificially improves cost of capital by ~90 bps

The Country’s Leading Retail Portfolio

15 © 20 25 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. % OF TOTAL  ANNUALIZED  BASE RENT  TENANT / CONCEPT  6.3%  $37.7   4.7%  28.2   4.6%  27.6   3.4%  20.4   3.2%  19.1   3.2%  18.8   3.1%  18.2   3.0%  17.9   2.9%  17.1   2.8%  17.0   2.8%  16.4   2.4%  14.2   2.3%  13.8   2.2%  13.4   2.2%  13.1   1.9%  11.6   1.7%  9.9   1.6%  9.6   45.7%  272.1  Other  100.0%  $596.1  Total  Agree Realty Snapshot % OF TOTAL ANNUALIZED BASE RENT TENANT SECTOR 9.4% $56.1 Grocery Stores 9.3% 55.3 Home Improvement 8.3% 49.2 Tire & Auto Service 7.7% 46.1 Convenience Stores 7.5% 44.6 Dollar Stores 6.1% 36.6 Off - Price Retail 5.7% 34.0 Auto Parts 5.6% 33.2 General Merchandise 5.0% 30.0 Farm & Rural Supply 4.0% 23.8 Pharmacy 31.4% 187.2 Other 100.0% $596.1 Total $70.45 Share Price (1) $7.6 Billion Equity Market Capitalization (1)(2) 2,370 Property Coun t (1) 4.9x / 3.6x (3) Net Debt to EBITDA 68.2% Investment Grade % (1)(4) Company Overview Top Tenants ($ in millions) Top Retail Sectors ($ in millions) As of September 30, 2024, unless otherwise noted. Any differences are a result of rounding. (1) As of December 31, 2024. (2) Ref lects common shares and OP units outstanding multiplied by the closing price as of December 31, 2024. (3) Proforma for the settlement of the Company’s outstanding forward equity as of September 30, 2024. (4) Ref er to footnote 1 on slide 16 for the Company’s definition of Investment Grade.

16 © 20 25 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. BEST - IN - CLASS RETAILERS WITH CONSERVATIVE BALANCE SHEETS Strong Investment Grade Portfolio 16% SUB - INVESTMENT GRADE 16% NOT RATED 68% INVESTMENT GRADE (1) As of December 31, 2024. Any differences are a result of rounding. (1) Based on ABR derived from tenants, or parent entities the reof, with an investment grade credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings, or the National Association of Insurance Commissioners. Retail Credit Type (%ABR)

17 © 20 25 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. INDUSTRY - LEADERS OPERATING IN E - COMMERCE RESISTANT SECTORS National and Super - Regional Retailers 1% FRANCHISE 11% SUPER - REGIONAL 88% NATIONAL As of December 31, 2024. Any differences are a result of rounding. Retail Tenant Type (%ABR)

18 © 20 25 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. 14% 12% 11% 7% 6% 5% 3% 3% 3% 3% As of December 31, 2024. (1) Refer to footnote 1 on slide 16 for the Company’s definition of Investment Grade. Any differences are a result of rounding. FEE SIMPLE OWNERSHIP + SIGNIFICANT TENANT INVESTMENT Ground Lease Portfolio Breakdown Ground Lease Credit Overview (%ABR) 88% INVESTMENT GRADE (1) 7% NOT RATED 5% SUB - INVESTMENT GRADE Ground Lease Portfolio Overview 229 Leases 10.9% of total portfolio ABR 9.6 years weighted - average lease term Top Ground Lease Tenants (% ABR)

19 © 20 25 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. FIRST EXPIRATION HIGHLIGHTS EMBEDDED VALUE WITH 159% RECAPTURE RATE Ground Lease Value Creation Chase Bank - Stockbridge, GA New Lease $46.54 Rent Per Square Foot 15 Years New Lease Term 10% Every 5 Years Rental Increases 3 x 5 Years x 10% Options $193,083 Annualized Base Rent Prior Lease $29.26 Rent Per Square Foot 0.1 years Remaining Lease Term (1) None Remaining Rental Increases None Remaining Options $110,007 Annualized Base Rent Note: Recapture rate reflects current rent per square foot vs. prior rent per square foot. (1) Reflects remaining lease term at the time the lease extension was executed.

Disciplined Investment Strategy & Active Portfolio Management

21 © 20 25 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. Engage in consistent dialogue to understand store performance and tenant sustainability Leverage relationships to identify the best risk - adjusted opportunities Our Investment Strategy Agree leverages its three distinct investment platforms to target industry - leading retailers in e - commerce and recession resistant sectors THREE - PRONGED GROWTH STRATEGY COMPREHENSIVE REAL ESTATE SOLUTIONS FOR LEADING RETAILERS ACQUISITIONS DEVELOPMENT DEVELOPER FUNDING PLATFORM RETAILER RELATIONSHIPS

22 © 20 25 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. What Has ADC Been Investing In? The retail landscape continues to dynamically evolve as market forces cause disruption and change. To mitigate risk in a period of continued disruption, the Company adheres to a number of investment criteria, with a focus on four core principles : Focus on leading operators that have matured in omni - channel structure or those in e - commerce resistant sectors OMNI - CHANNEL CRITICAL (E - COMMERCE RESISTANCE) Emphasize a balanced portfolio with exposure to counter - cyclical sectors and retailers with strong credit profiles RECESSION RESISTANCE Strong emphasis on leading operators with strong balance sheets and avoidance of private equity sponsored retailers AVOIDANCE OF PRIVATE EQUITY SPONSORSHIP Protects against unforeseen changes to our top - down investment philosophy STRONG REAL ESTATE FUNDAMENTALS & FUNGIBLE BUILDINGS

23 © 20 25 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. TOP - DOWN FOCUS ON LEADING RETAILERS IN THE U.S. PAIRED WITH A BOTTOMS - UP REAL ESTATE ANALYSIS Large & Fragmented Opportunity Set REAL ESTATE FUNDAMENTALS • Rents ≤ market • Fungibility of building MARKET RENTS • Limited competition • Strong market presence COMPETITION • Access • Visibility • Demographics • Major retail corridor • Strong traffic drivers RETAIL SYNERGY ADC reviewed over $89 billion of opportunities since 2018 $7.7 BILLION acquired since 2018 As of December 31, 2024.

24 © 20 25 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. As of December 31, 2024. Store counts include both leased and owned locations and were obtained from company filings and thir d - p arty sources including CS News, CSP Daily News, CT Insider, and Progressive Grocer. Table is representative and does not include all retailers. 169,000+ NET LEASE OPPORTUNITIES AND GROWING WITH BEST - IN - CLASS RETAILERS Sandbox Offers Runway for Growth Auto Parts Stores 23,500+ Farm & Rural Supply Stores 2,400+ Crafts & Novelties Stores 1,000+ Quick - Service Restaurants 33,300+ Equipment Rental Stores 1,200+ Warehouse Clubs 1,400+ Home Improvement Stores 9,000+ Consumer Electronics Stores 1,300+ Grocery Stores 11,000+ Dealerships 400+ Convenience Stores 27,500+ Off - Price Retail Stores 6,600+ Tire & Auto Service Stores 5,600+ Dollar Stores 37,100+ General Merchandise Stores 7,000+

25 © 20 25 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. $607 $701 $1.3B $1.4B $1.6B $1.2B $867 $1.1B to $1.3B $22 $19 $27 $27 $61 $55 $84 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2018 2019 2020 2021 2022 2023 2024 2025 ADC HAS INVESTED OVER $9 BILLION IN HIGH - QUALITY RETAIL NET LEASE PROPERTIES SINCE 2010 Track Record of Execution DEVELOPMENT & DFP (2) ACQUISITIONS Investment Activity ($ in millions, unless otherwise noted) As of December 31, 2024, unless otherwise noted. (1) Reflects full - year 2025 investment guidance provided by the Company on Janu ary 6, 2025. (2) Reflects capital deployed into development and DFP projects completed or under construction during the period. $ E (1)

26 © 20 25 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. $45.8M $67.6M $67.2M $49.4M $58.0M $45.8M $9.7M $66.4M 2017 2018 2019 2020 2021 2022 2023 2024 YTD BERLIN, NJ HOUSTON, TX PORTAGE, MI CANTON, MI FOCUSED ON NON - CORE ASSET SALES & CAPITAL RECYCLING Active Portfolio Management As of September 30, 2024. Graph is representative and does not include all dispositions. Total Dispositions 2010 - 2024: $526 million STALLINGS, NC MICHIGAN (3) OSCODA, MI FLORIDA (2) NORTH DAKOTA (3) MINNESOTA (3) ATLANTIC BEACH, FL MT (1) & VA (1) WICHITA FALLS, TX SPRINGFIELD, IL UPLAND, CA APOPKA, FL LA (1) & PA (1) MN (2) & ND (2) MICHIGAN (3) FORT WORTH, TX OH (2) & PA (2) FLOWOOD, MS MAPLEWOOD, MN TYLER, TX BELTON, MO MI (2), NY & FL VA (3) MIDLAND, MI UT (2), ND & MT PENSACOLA, FL OH (3), WV, & VA TOPEKA, KS INDIANAPOLIS, IN KIRKLAND, WA JACKSONVILLE BEACH, FL IL (1), ND (1) & OH (1) MICHIGAN (2) ST. GEORGE, UT SC (2) & TX (1) AUSTIN, TX JACKSONVILLE, FL SC (1) & MN (1) AURORA, CO WYLIE, TX FL (5) FL (2) PUNTA GORDA , FL ALLENTOWN, PA PENSACOLA, FL CORAL GABLES, FL OKLAHOMA CITY, OK SEBRING, FL

Fortified Balance Sheet

28 © 20 25 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. $2 $42 $0 $50 $0 $50 $410 $450 $475 $125 $300 $300 $450 $0 $100 $200 $300 $400 $500 $600 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 Leading With Our Fortress Balance Sheet CAPITALIZATION STATISTICS $7.6 Billion Equity Market Capitalization (2) $10.6 Billion Enterprise Value (2)(3) 25.3% Total Debt to Enterprise Value CREDIT METRICS 4.5x Fixed Charge Coverage Ratio 4.9x / 3.6x (5) Net Debt to Recurring EBITDA (4) Baa1 / BBB+ Issuer Ratings Stable / Stable Ratings Outlooks As of September 30 , 2024 , unless otherwise noted . (1) Excludes $ 158 . 0 million of outstanding borrowings on the Company’s revolving credit facility as of December 31 , 2024 . Assumes two 6 - month extension options are exercised . (2) As of December 31 , 2024 . (3) Enterprise value is calculated as the sum of net debt, the liquidation value of preferred equity and equity market capitalization . (4) Reflects net debt to annualized Q 3 2024 recurring EBITDA . (5) Proforma for the settlement of the Company's outstanding forward equity as of September 30 , 2024 . Debt Maturities ($ in millions) SECURED UNSECURED NO MATERIAL DEBT MATURITIES UNTIL 2028 (1)

29 © 20 25 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. $100 $225 $125 $350 $650 $300 $350 $450 $229 $531 $433 $988 $1,095 $1,322 $371 $1,098 $42 $175 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 2017 2018 2019 2020 2021 2022 2023 2024 STRONG CAPITAL MARKETS EXECUTION HAS PROVIDED AMPLE LIQUIDITY; $9.8 BILLION OF ACTIVITY SINCE 2010 Capital Markets Track Record Reflects gross proceeds for equity and long - term debt raised through December 31, 2024. Forward equity offerings are shown in th e year they were raised, rather than settled. Capital Markets Activity ($ in millions) COMMON EQUITY UNSECURED DEBT SECURED DEBT PREFERRED EQUITY $22

30 © 20 25 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. (includes outstanding forward equity offerings) ADC HAS BEEN AT OR BELOW 4.5X PROFORMA NET DEBT TO RECURRING EBITDA SINCE 2018 Low Leverage = Strong Positioning As of September 30, 2024. Proforma Net Debt to Recurring EBITDA deducts the Company’s outstanding forward equity offerings fo r e ach period from the Company’s net debt for each period. PROFORMA NET DEBT TO RECURRING EBITDA NET DEBT TO RECURRING EBITDA Q1 2024 Q2 2024 Q3 2024 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q3 2021 4.4x 3.7x 4.9x 3.4x 5.0x 4.3x 5.0x 3.8x 4.0x 3.1x 4.4x 3.1x 4.5x 3.7x 4.5x 4.1x 4.5x 4.5x 4.7x 4.3x 4.8x 4.3x 4.9x 4.1x 4.9x 3.6x

31 © 20 25 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. $1.50 $1.70 $1.90 $2.10 $2.30 $2.50 $2.70 $2.90 $3.10 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Annual Dividends Declared Per Share 154 CONSECUTIVE COMMON DIVIDENDS PAID; AVERAGE AFFO PAYOUT RATIO OF 76% OVER PAST 10 YEARS (1) Growing, Well - Covered Monthly Dividend As of December 31, 2024, unless otherwise noted. Reflects common dividends per share declared in each year, rounded to two de cim als. (1) The average AFFO payout ratio is as of December 31, 2023.

32 © 20 25 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. The Agree Wellness program focuses on Health Wellness & Financial Wellness to enhance employee well - being Ongoing professional development is offered to help all team members advance their careers The Company has recently sponsored charities including CARE House of Oakland County, Michigan Veteran's Foundation and Leader Dogs for the Blind ADC has received awards from Globe St, Crain’s Detroit Business, and Best and Brightest in Wellness recognizing its outstanding corporate culture and wellness initiatives SOCIAL RESPONSIBILITY DEDICATED TO SUSTAINABILITY AND GOOD CORPORATE CITIZENSHIP Agree Realty’s ESG Practices Focus on industry leading, national & super - regional retailers provides for a relationship with some of the most environmentally conscientious retailers in the world The Company anticipates its new headquarters will achieve LEED certification, with features including EV charging stations, motion activated lighting and high - quality building materials Executed numerous green leases with tenants, resulting in Gold recognition from Green Lease Leaders for two consecutive years ENVIRONMENTAL PRACTICES ADC’s Board has 10 directors, eight of whom are independent; six new independent directors added since 2018 The Board added a third female Director, appointing Linglong He in January 2024 The Nominating & Governance Committee has formal oversight responsibility for the Company’s ESG program The Company enhanced its reporting to begin aligning with the IFRS S1 and S2 standards in addition to the Sustainability Accounting Standards Board and the Task Force on Climate - related Financial Disclosures CORPORATE GOVERNANCE

33 © 20 25 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. Investment Summary Highlights FORTIFIED BALANCE SHEET HIGHEST - QUALITY RETAIL REAL ESTATE INVESTMENT GRADE ISSUER RATINGS Robust growth trajectory MULTI - YEAR TRACK RECORD OF EXECUTION Well - covered & consistent dividend

34 © 20 25 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. APPENDIX

35 © 20 25 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. Earnings Guidance Revised 2024 Guidance Prior 2024 Guidance (1) $4.12 to $4.14 $4.11 to $4.14 AFFO per share (2) 5.7% to 5.9% 5.7% to 6.0% General and administrative expense (% of adjusted revenue) (3) 1.1% to 1.4% 1.0% to 1.5% Non - reimbursable real estate expenses (% of adjusted revenue) (3) $4 to $4.75 million $4 to $5 million Income and other tax expense Approximately $850 million Approximately $700 million Acquisition volume $70 to $100 million $60 to $100 million Disposition volume Reflects revised full - year 2024 guidance provided by the Company on October 22 , 2024 . The Company’s 2024 guidance is subject to risks and uncertainties more fully described in this presentation and in the Company’s filings with the Securities and Exchange Commission . (1) As issued on July 23 , 2024 . (2) The Company does not provide guidance with respect to the most directly comparable GAAP financial measure or provide reconciliations to GAAP from its forward - looking non - GAAP financial measure of AFFO per share guidance due to the inherent difficulty of forecasting the effect, timing and significance of certain amounts in the reconciliation that would be required by Item 10 (e)(1)(i)(B) of Regulation S - K . Examples of these amounts include impairments of assets, gains and losses from sales of assets, and depreciation and amortization from new acquisitions or developments . In addition, certain non - recurring items may also significantly affect net income but are generally adjusted for in AFFO . Based on our historical experience, the dollar amounts of these items could be significant and could have a material impact on the Company’s GAAP results for the guidance period . (3) Adjusted revenue excludes the impact of the amortization of above and below market lease intangibles .

36 © 20 25 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. Debt Summary Total Debt Outstanding as of December 31, 2024 Maturity All - in Interest Rate Senior Unsecured Revolving Credit Facility $158,000 August 2028 5.29% Revolving Credit Facility (1) $158,000 5.29% Total Credit Facility Unsecured Term Loan $350,000 January 2029 4.52% 2029 Unsecured Term Loan (2) $350,000 4.52% Total Unsecured Term Loan Senior Unsecured Notes (3) $50,000 May 2025 4.16% 2025 Senior Unsecured Notes 50,000 May 2027 4.26% 2027 Senior Unsecured Notes 350,000 June 2028 2.11% 2028 Senior Unsecured Public Notes (4) 60,000 July 2028 4.42% 2028 Senior Unsecured Notes 100,000 September 2029 4.19% 2029 Senior Unsecured Notes 125,000 September 2030 4.32% 2030 Senior Unsecured Notes 350,000 October 2030 3.49% 2030 Senior Unsecured Public Notes (4) 125,000 October 2031 4.42% 2031 Senior Unsecured Notes 300,000 October 2032 3.96% 2032 Senior Unsecured Public Notes (4) 300,000 June 2033 2.13% 2033 Senior Unsecured Public Notes (4) 450,000 June 2034 5.65% 2034 Senior Unsecured Public Notes (4) $2,260,000 3.77% Total Senior Unsecured Notes Mortgage Notes Payable $1,654 July 2026 6.27% Portfolio Credit Tenant Lease 42,250 December 2029 3.63% Four Asset Mortgage Loan $43,904 3.73% Total Mortgage Notes Payable $2,653,904 3.87% Total Fixed Rate Debt (5) $2,811,904 3.95% Total Debt As of December 31, 2024, unless otherwise noted. Dollars are in thousands. (1) The rate on the revolving credit facility ass ume s our SOFR borrowing rate as of December 31, 2024 of 4.46%. (2) The interest rate of the Unsecured Term Loan reflects the credit spread of 85 basis points, plus a 10 - basis point SOFR adjustment and the impact of t he interest rate swaps which convert $350 million of SOFR based interest to a fixed interest rate of 3.57%. (3) The all - in interest rates for Senior Unsecured Notes reflect the straight - line amortization of the t erminated swap agreements, as applicable. (4) The principal amounts outstanding are presented excluding their original issue discounts. (5) Excludes the revolving credit facility.

37 © 20 25 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. Reconciliation of Non - GAAP Financial Measures Q3 2024 Q2 2024 Q1 2024 Q4 2023 Q3 2023 Q2 2023 Q1 2023 Q4 2022 Q3 2022 Q2 2022 Q1 2022 Q4 2021 Q3 2021 $42,366 $42,518 $42,666 $42,811 $42,952 $47,701 $47,842 $47,971 $71,721 $71,824 $32,249 $32,429 $32,607 Mortgage notes payable, net 347,274 347,115 346,947 346,798 346,639 - - - - - - - - Unsecured term loan, net 2,236,948 2,236,223 1,794,874 1,794,312 1,793,777 1,793,198 1,792,611 1,792,047 1,791,492 1,496,101 1,495,650 1,495,200 1,494,747 Senior unsecured notes, net 49,000 43,000 330,000 227,000 49,000 303,000 196,000 100,000 - 370,000 320,000 160,000 - Unsecured revolving credit facility $2,675,588 $2,668,856 $2,514,487 $2,410,921 $2,232,368 $2,143,899 $2,036,453 $1,940,018 $1,863,213 $1,937,925 $1,847,899 $1,687,629 $1,527,354 Total Debt per the Consolidated Balance Sheet 27,563 28,537 20,145 20,947 21,731 19,050 19,720 20,377 21,040 16,542 14,529 15,006 15,485 Unamortized debt issuance costs and discounts, net $2,703,151 $2,697,393 $2,534,632 $2,431,868 $2,254,099 $2,162,949 $2,056,173 $1,960,395 $1,884,253 $1,954,467 $1,862,428 $1,702,635 $1,542,839 Total Debt ($13,237) ($9,639) ($6,314) ($10,907) ($6,384) ($8,068) ($11,809) ($27,763) ($250,487) ($26,267) ($24,888) ($43,252) ($91,881) Cash and cash equivalents 0 (14,615) (9,120) (3,617) (3) (4,179) (1,131) (1,146) (1,027) (840) (878) (1,998) (10,927) Cash held in escrows $2,689,914 $2,673,139 $2,519,198 $2,417,344 $2,247,712 $2,150,702 $2,043,233 $1,931,486 $1,632,739 $1,927,360 $1,836,662 $1,657,385 $1,440,031 Net Debt (724,955) (431,073) (236,769) (235,619) 0 (202,026) (362,125) (557,364) (381,708) (475,768) (262,940) (519,183) (226,455) Anticipated Net Proceeds from Forward Equity Offerings $1,964,959 $2,242,066 $2,282,429 $2,181,725 $2,247,712 $1,948,676 $1,681,108 $1,374,122 $1,251,031 $1,451,592 $1,573,722 $1,138,202 $1,213,576 Proforma Net Debt $44,528 $54,913 $45,014 $46,101 $41,657 $41,015 $41,774 $41,039 $39,577 $36,130 $36,289 $33,306 $36,830 Net Income 28,942 26,416 24,451 22,371 20,803 19,948 17,998 16,843 17,149 15,512 13,931 13,111 13,066 Interest expense, net 1,077 1,004 1,149 709 709 709 783 723 720 698 719 517 390 Income and other tax expense 33,941 33,531 31,966 31,119 29,769 28,145 26,584 24,843 23,073 21,299 19,470 18,293 17,019 Depreciation of rental real estate assets 17,056 16,424 15,996 15,611 15,258 14,328 13,770 12,800 11,836 10,550 8,924 8,116 7,310 Amortization of lease intangibles - in - place leases and leasing costs 507 499 501 527 598 277 292 261 248 101 167 156 159 Non - real estate depreciation 2,694 0 4,530 2,665 3,195 1,315 0 0 0 0 1,015 1,919 0 Provision for impairment (1,794) (7,176) (2,041) (1,550) 20 (319) 0 (97) (2,885) 8 (2,285) (1,826) (3,470) (Gain) loss on sale or involuntary conversion of assets, net $126,951 $125,611 $121,566 $117,553 $112,009 $105,418 $101,201 $96,412 $89,718 $84,298 $78,230 $73,592 $71,304 EBITDAre $2,446 $1,890 $1,376 $2,344 $5,207 $4,276 $4,147 $4,742 $4,217 $4,104 $4,654 $3,372 $3,491 Run - Rate Impact of Investment, Disposition & Leasing Activity 8,294 8,297 8,295 7,481 8,293 8,711 8,611 8,474 8,374 8,311 8,178 7,654 6,615 Amortization of above (below) market lease intangibles, net 0 0 0 0 0 0 0 0 0 0 0 0 0 Other expense (income) $137,691 $135,798 $131,237 $127,378 $125,509 $118,405 $113,959 $109,628 $102,309 $96,713 $91,062 $84,618 $81,410 Recurring EBITDA $550,764 $543,192 $524,948 $509,512 $502,036 $473,620 $455,836 $438,512 $409,236 $386,852 $364,248 $338,472 $325,640 Annualized Recurring EBITDA 64 15.2x 12.2x 14.0x 13.1x 13.4x 13.1x 12.2x 11.8x 11.8x 13.4x 12.7x 12.7x 10.4x Total Debt per the Consolidated Balance Sheet to Annualized Net Income 4.9x 4.9x 4.8x 4.7x 4.5x 4.5x 4.5x 4.4x 4.0x 5.0x 5.0x 4.9x 4.4x Net Debt to Recurring EBITDA 3.6x 4.1x 4.3x 4.3x 4.5x 4.1x 3.7x 3.1x 3.1x 3.8x 4.3X 3.4X 3.7X Proforma Net Debt to Recurring EBITDA

38 © 20 25 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. 2023 2022 2021 2020 2019 2018 2017 2016 2015 2014 2013 $170,547 $153,035 $122,876 $91,972 $80,763 $58,798 $58,790 $45,797 $39,762 $18,913 $20,190 Net Income (7,437) (7,437) (2,148) 0 0 0 0 0 0 0 0 Series A Preferred Stock Dividends $163,110 $145,598 $120,728 $91,972 $80,763 $58,798 $58,790 $45,797 $39,762 $18,913 $20,190 Net Income attributable to OP Common Unitholders $115,617 $88,685 $66,732 $48,367 $34,349 $24,553 $19,507 $15,200 $11,466 $8,362 $6,930 Depreciation of rental real estate assets 58,967 44,107 28,379 17,882 11,071 8,271 7,076 8,135 4,957 2,616 1,747 Amortization of lease intangibles - in - place leases and leasing costs 7,175 1,015 1,919 4,137 1,609 2,319 0 0 0 3,020 450 Provision for impairment (1,849) (5,258) (15,111) (8,004) (13,306) (11,180) (14,193) (9,964) (12,135) 405 (946) (Gain) loss on sale or involuntary conversion of assets, net $343,020 $274,147 $202,647 $154,354 $114,486 $82,761 $71,180 $59,168 $44,050 $33,316 $28,370 Funds from Operations - OP Common Unitholders $0 $0 $14,614 $0 $0 $0 $0 $0 $0 $0 $0 Loss on extinguishment of debt & settlement of related hedges 33,430 33,563 24,284 15,885 13,501 10,668 5,091 0 0 0 0 Amortization of above (below) market lease intangibles $376,450 $307,710 $241,545 $170,239 $127,987 $93,429 $76,271 $59,168 $44,050 $33,316 $28,370 Core Funds from Operations - OP Common Unitholders ($12,142) ($13,176) ($11,857) ($7,818) ($7,093) ($4,648) ($3,548) ($3,582) ($2,450) ($1,416) ($1,148) Straight - line accrued rent 8,338 6,464 5,467 4,995 4,106 3,227 2,589 2,441 1,992 1,987 1,813 Stock based compensation expense 4,403 3,141 1,197 826 706 578 574 516 494 398 326 Amortization of financing costs 0 0 0 0 0 0 0 333 180 0 0 Loss on extinguishment of debt 1,693 778 618 509 283 146 78 72 62 123 67 Non - real estate depreciation 0 0 0 0 (475) 0 (230) (541) (463) (463) (463) Other $378,742 $304,917 $236,970 $168,751 $125,514 $92,732 $75,734 $58,407 $43,865 $33,945 $28,964 Adjusted Funds from Operations - OP Common Unitholders $3.58 $3.45 $3.00 $2.93 $2.75 $2.53 $2.54 $2.54 $2.39 $2.18 $2.10 FFO Per Common Share and OP Unit - Diluted $3.93 $3.87 $3.58 $3.23 $3.08 $2.85 $2.72 $2.54 $2.39 $2.18 $2.10 Core FFO Per Common Share and OP Unit - Diluted $3.95 $3.83 $3.51 $3.20 $3.02 $2.83 $2.70 $2.51 $2.38 $2.22 $2.14 Adjusted FFO Per Common Share and OP Unit - Diluted 95,785,031 79,512,005 67,486,698 52,744,353 41,571,233 32,748,741 28,047,966 23,307,418 18,413,034 15,314,514 13,505,124 Weighted Average Number of Common Shares and OP Units Outstanding - Diluted Reconciliation of Net Income to FFO, Core FFO and AFFO Note: The Company began reporting Core FFO in 2018.

39 © 20 25 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. Forward - Looking Statements This presentation contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended (the “Securities Act”) and Section 21 E of the Securities Exchange Act of 1934 , as amended (the “Exchange Act”) . The Company intends such forward - looking statements to be covered by the safe harbor provisions for forward - looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions . Forward - looking statements are generally identifiable by use of forward - looking terminology such as “may,” “can,” “will,” “should,” “potential,” “intend,” “expect,” “seek,” “anticipate,” “estimate,” “approximately,” “believe,” “could,” “project,” “predict,” “forecast,” “continue,” “assume,” “plan,” references to “outlook” or other similar words or expressions . Forward - looking statements, including statements regarding our financial projections, are based on certain assumptions and can include future expectations, future economic, competitive and market conditions, future plans and strategies, financial and operating projections and forecasts and other forward - looking information and estimates . These forward - looking statements are subject to various risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements . Certain factors could occur that might cause actual results to vary, including the potential adverse effect of ongoing worldwide economic uncertainties, disruptions in the banking system and financial markets, and increased inflation on the financial condition, results of operations, cash flows and performance of the Company and its tenants, the real estate market and the global economy and financial markets, the general deterioration in national economic conditions, tenant financial health, property acquisitions and the timing of these investments and acquisitions, weakening of real estate markets, decreases in the availability of credit, increases in interest rates, adverse changes in the retail industry, the Company’s continuing ability to qualify as a REIT and other risks and uncertainties as described in greater detail in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including, without limitation, the Company’s Annual Report on Form 10 - K and subsequent quarterly reports . Except as required by law, the Company disclaims any obligation to update any forward - looking statements, whether as a result of new information, future events or otherwise . For further information about the Company’s business and financial results, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of the Company’s SEC filings, including, but not limited to, its Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q, copies of which may be obtained at the Investors section of the Company’s website at www . agreerealty . com . Most information in this presentation is as of December 31 , 2024 , unless otherwise noted . The Company undertakes no duty to update the statements in this presentation to conform the statements to actual results or changes in the Company’s expectations .

40 © 20 25 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. Non - GAAP Financial Measures This presentation includes a non - GAAP financial measure, Net Debt to Recurring EBITDA, which is presented on an actual and proforma basis . A reconciliation of this non - GAAP financial measure to the most directly comparable GAAP measure is included in the following pages . The components of this ratio and their use and utility to management are described further in the section below . Components of Net Debt to Recurring EBITDA EBITDAre is defined by Nareit to mean net income computed in accordance with GAAP, plus interest expense, income tax expense, depreciation and amortization, any gains (or losses) from sales of real estate assets and/or changes in control, any impairment charges on depreciable real estate assets, and after adjustments for unconsolidated partnerships and joint ventures . The Company considers the non - GAAP measure of EBITDAre to be a key supplemental measure of the Company's performance and should be considered along with, but not as an alternative to, net income or loss as a measure of the Company's operating performance . The Company considers EBITDAre a key supplemental measure of the Company's operating performance because it provides an additional supplemental measure of the Company's performance and operating cash flow that is widely known by industry analysts, lenders and investors . The Company’s calculation of EBITDAre may not be comparable to EBITDAre reported by other REITs that interpret the Nareit definition differently than the Company . Recurring EBITDA The Company defines Recurring EBITDA as EBITDAre with the addback of noncash amortization of above - and below - market lease intangibles, and after adjustments for the run - rate impact of the Company's investment and disposition activity for the period presented, as well as adjustments for non - recurring benefits or expenses . The Company considers the non - GAAP measure of Recurring EBITDA to be a key supplemental measure of the Company's performance and should be considered along with, but not as an alternative to, net income or loss as a measure of the Company's operating performance . The Company considers Recurring EBITDA a key supplemental measure of the Company's operating performance because it represents the Company's earnings run rate for the period presented and because it is widely followed by industry analysts, lenders and investors . Our Recurring EBITDA may not be comparable to Recurring EBITDA reported by other companies that have a different interpretation of the definition of Recurring EBITDA . Our ratio of net debt to Recurring EBITDA is used by management as a measure of leverage and may be useful to investors in understanding the Company’s ability to service its debt, as well as assess the borrowing capacity of the Company . Our ratio of net debt to Recurring EBITDA is calculated by taking annualized Recurring EBITDA and dividing it by our net debt per the consolidated balance sheet . Total Debt and Net Debt The Company defines Total Debt as debt per the consolidated balance sheet excluding unamortized debt issuance costs, original issue discounts and debt discounts . Net Debt is defined as Total Debt less cash, cash equivalents and cash held in escrows . The Company considers the non - GAAP measures of Total Debt and Net Debt to be key supplemental measures of the Company's overall liquidity, capital structure and leverage because they provide industry analysts, lenders and investors useful information in understanding our financial condition . The Company's calculation of Total Debt and Net Debt may not be comparable to Total Debt and Net Debt reported by other REITs that interpret the definitions differently than the Company . The Company presents Net Debt on both an actual and proforma basis, assuming the net proceeds of the Forward Offerings (see below) are used to pay down debt . The Company believes the proforma measure may be useful to investors in understanding the potential effect of the Forward Offerings on the Company's capital structure, its future borrowing capacity, and its ability to service its debt . Anticipated Net Proceeds from Outstanding Forwards Since the first quarter of 2018 , the Company has utilized forward sale agreements to sell shares of common stock . Selling common stock through forward sale agreements enables the Company to set the price of such shares upon pricing the offering (subject to certain adjustments) while delaying the issuance of such shares and the receipt of the net proceeds by the Company . Given the Company’s frequent use of forward sale agreements, the Company considers the non - GAAP measure of Anticipated Net Proceeds from Outstanding Forwards to be a key supplemental measure of the Company's overall liquidity, capital structure and leverage . The Company defines Anticipated Net Proceeds from Outstanding Forwards as the number of shares outstanding under forward sale agreements at the end of each quarter, multiplied by the applicable forward sale price for each agreement, respectively .

41 © 20 25 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. Non - GAAP Financial Measures This presentation also includes the non - GAAP measures of Annualized Base Rent (“ABR”), Annualized Net Income, Weighted - Average Capitalization Rate, Funds From Operations (“FFO” or “ Nareit FFO”), Core Funds From Operations (“Core FFO”) and Adjusted Funds From Operations (“AFFO”) . FFO, Core FFO and AFFO are reconciled to the most directly comparable GAAP measure in the following pages . Annualized Base Rent (“ABR”) ABR represents the annualized amount of contractual minimum rent required by tenant lease agreements, computed on a straight - line basis . ABR is not, and is not intended to be, a presentation in accordance with GAAP . The Company believes annualized contractual minimum rent is useful to management, investors, and other interested parties in analyzing concentrations and leasing activity . Annualized Net Income represents Net Income for the respective quarter, on an annualized basis . Weighted - Average Capitalization Rate The Company defines the “weighted - average capitalization rate” for acquisitions and dispositions as the sum of contractual fixed annual rents computed on a straight - line basis over the primary lease terms and anticipated annual net tenant recoveries, divided by the purchase and sale prices for occupied properties . Components of Funds from Operations, Core Funds from Operations, and Adjusted Funds from Operations Funds from Operations (“FFO” or “ Nareit FFO”) is defined by the National Association of Real Estate Investment Trusts, Inc . (“ Nareit ”) to mean net income computed in accordance with GAAP, excluding gains (or losses) from sales of real estate assets and/or changes in control, plus real estate related depreciation and amortization and any impairment charges on depreciable real estate assets, and after adjustments for unconsolidated partnerships and joint ventures . Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time . Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company’s operations . FFO should not be considered an alternative to net income as the primary indicator of the Company’s operating performance, or as an alternative to cash flow as a measure of liquidity . Further, while the Company adheres to the Nareit definition of FFO, its presentation of FFO is not necessarily comparable to similarly titled measures of other REITs due to the fact that all REITs may not use the same definition . Core Funds from Operations (“Core FFO”) The Company defines Core FFO as Nareit FFO with the addback of ( i ) noncash amortization of acquisition purchase price related to above - and below - market lease intangibles and discount on assumed debt and (ii) certain infrequently occurring items that reduce or increase net income in accordance with GAAP . Management believes that its measure of Core FFO facilitates useful comparison of performance to its peers who predominantly transact in sale - leaseback transactions and are thereby not required by GAAP to allocate purchase price to lease intangibles . Unlike many of its peers, the Company has acquired the substantial majority of its net - leased properties through acquisitions of properties from third parties or in connection with the acquisitions of ground leases from third parties . Core FFO should not be considered an alternative to net income as the primary indicator of the Company’s operating performance, or as an alternative to cash flow as a measure of liquidity . Further, the Company’s presentation of Core FFO is not necessarily comparable to similarly titled measures of other REITs due to the fact that all REITs may not use the same definition . Adjusted Funds from Operations (“AFFO”) is a non - GAAP financial measure of operating performance used by many companies in the REIT industry . AFFO further adjusts FFO and Core FFO for certain non - cash items that reduce or increase net income computed in accordance with GAAP . Management considers AFFO a useful supplemental measure of the Company’s performance, however, AFFO should not be considered an alternative to net income as an indication of its performance, or to cash flow as a measure of liquidity or ability to make distributions . The Company’s computation of AFFO may differ from the methodology for calculating AFFO used by other equity REITs, and therefore may not be comparable to such other REITs .

42 © 20 25 AGREE REALTY CORPORATION . ALL RIGHTS RESERVED. CONFIDENTIAL. CONTACT PETER COUGHENOUR Chief Financial Officer (248) 737 - 4190 investors@agreerealty.com